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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 2, 2003

                                   ----------


                              TEPPCO PARTNERS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                           1-10403                 76-0291058
        (State of incorporation)            (Commission File No.)        (IRS Employer
                                                                      Identification No.)

           2929 ALLEN PARKWAY                                              77252-2521
             P.O. BOX 2521                                                 (Zip Code)
             HOUSTON, TEXAS
(Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (713) 759-3636



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Item 5. Other Events

         On April 2, 2003, TEPPCO Partners, L.P., a Delaware limited partnership (the "Partnership"), entered into an underwriting agreement, attached as Exhibit
1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 3,938,750 units (including an option to purchase up to 513,750 additional units to cover over-allotments) representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The underwriters have exercised the over-allotment option to purchase the additional 513,750 Units. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-100494). The closing of the Offering is expected to occur on April 8, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  1.1 Underwriting Agreement dated as of April 2, 2003 by and among the Partnership and the underwriters named therein.

                  5.1      Opinion of Vinson & Elkins L.L.P.

                  23.1     Consent of Vinson & Elkins L.L.P. (included in
                           Exhibit 5.1 hereto).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TEPPCO PARTNERS, L.P.
                                       (Registrant)

                                       By:  Texas Eastern Products Pipeline
                                            Company, LLC,
                                            its General Partner


                                       By:  /s/ Charles H. Leonard
                                            ------------------------------------
                                            Charles H. Leonard
                                            Senior Vice President and Chief
                                            Financial Officer


Dated: April 7, 2003



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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
1.1               Underwriting Agreement dated as of April 2, 2003 by and among the Partnership and the underwriters named therein.

5.1               Opinion of Vinson & Elkins L.L.P.

23.1 Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).
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